Other Operating Gains (Losses), Net	6 Months Ended
Jun. 30, 2025
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Other Operating Gains (Losses), Net

Note 6: Other Operating Gains (Losses), Net

Other operating gains (losses), net, were $5 million and $2 million in the three and six months ended June 30, 2025, respectively, and were not significant.

Other operating gains (losses), net, were $(29) million and $(70) million in the three and six months ended June 30, 2024, respectively. Both periods included an impairment of an equity method investment, which reflected a decline in the value of the Company's commercial real estate holding. The six months ended June 30, 2024 also included acquisition-related deal costs and costs related to a legal provision.